Exhibit 99.3

Resolute Holdings to Acquire Majority Interest in CompoSecure with $372 million Personal Investment via David Cote Family

August 7, 2024

David Cote to Become Executive Chairman

Transaction Unlocks Value with Simplification of Corporate Structure

CompoSecure to Become the First Investment of Resolute Holdings

New York, NY and Somerset, NJ, August 7, 2024 –Resolute Holdings I, LP and its affiliated vehicles (“Resolute”), an investment firm under the leadership of David Cote and Tom Knott, and CompoSecure, Inc. (Nasdaq: CMPO) (“CompoSecure” or the “Company”), a leader in metal payment cards, security, and authentication solutions, today announced that certain shareholders of CompoSecure have entered into Stock Purchase Agreements (collectively, the “SPA”) with Resolute, pursuant to which Resolute will acquire a majority interest in CompoSecure and eliminate its dual-class structure.

The David Cote Family is investing $372 million through Resolute and Dave Cote will become the executive chairman of the board of directors of CompoSecure upon closing of the transaction. Resolute will become the majority shareholder of the Company and will focus on deploying operational and M&A best practices to drive long-term value creation for all shareholders. Importantly, the transaction will remove the dual-share structure, delivering higher retained annual cash flow and better alignment of all shareholders with the elimination of the tax distributions related to the Class B units.

David Cote said, “CompoSecure meets all the criteria I look for when making an investment and I am thrilled that Resolute will become the Company’s majority shareholder. CompoSecure has a high-quality management team led by CEO Jon Wilk, a leading market position in its industry, attractive long-term growth prospects, technological differentiation, and robust free cash flow generation. Tom and I see significant opportunity to continue growing CompoSecure while also diversifying the business and customer base through incremental M&A. In our view, it is the perfect first investment for Resolute and we are excited to get started creating additional shareholder value.”

CompoSecure CEO, Jon Wilk said, “I am very pleased to announce this strategic transaction that will simplify our corporate structure and continue to unlock shareholder value. I am also thrilled to have David Cote serve as executive chairman of the board of directors. David’s career and track record is unparalleled, setting the standard for how organizations can simultaneously drive both short and long-term performance to realize their full potential. We believe his experience steering global organizations, such as Honeywell and Vertiv, will be invaluable to CompoSecure as we enter a new phase of growth and value creation for shareholders, employees, and customers.”

Mitchell Hollin, Partner at LLR Partners, a long-term CompoSecure Class B stockholder, added, “LLR is grateful to have been part of CompoSecure’s growth since our investment in the company in 2015. Michele Logan, Jon and the rest of the CompoSecure team have built a market leader that I believe is well positioned for the long-term. We look forward to seeing CompoSecure’s continued success in partnership with David, Tom and Resolute.”

The Stock Purchase Agreements

Under the terms of the SPA, the selling shareholders will exchange the entirety of their Class B units and associated Class B shares for Class A shares, eliminating the current dual-share class structure. Resolute will subsequently purchase 49.3 million of the corresponding Class A shares to acquire majority control of the Company. As a result of the transaction, The David Cote Family is expected to have voting control of approximately 60% of total shares outstanding as of the closing date.

The Company’s current management team, including Jon Wilk, CompoSecure’s chief executive officer, are expected to continue in their current roles at the Company, while the board of directors will include the appointment of Dave Cote, Tom Knott and other representatives from Resolute to replace Mitchell Hollin, of LLR Partners, and Michele Logan, co-founder of CompoSecure, who will depart from the board of directors upon closing of the transaction. Upon closing of the transaction, the size of the board will be expanded to eleven members, and a majority of the Board will be independent directors.

Goldman Sachs & Co. LLC is serving as financial advisor to Resolute, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal advisor.

A special committee of CompoSecure’s Board of Directors, which is comprised solely of independent directors and was formed in connection with the transaction (the “Special Committee”), after receiving advice from an independent legal counsel and financial advisor, unanimously approved the proposed transactions to which CompoSecure is a party. The Special Committee was advised by Potter Anderson & Corroon LLP (Wilmington, DE) and retained Houlihan Lokey, Inc..

The transaction is expected to close by September 30, 2024, subject to customary closing conditions and regulatory approvals, including Hart-Scott-Rodino clearance.

About Resolute Holdings

Resolute Holdings is an investment firm, controlled by Dave Cote, former CEO of Honeywell International, Inc. (“Honeywell”) and current Executive Chairman of Vertiv Holdings Co (“Vertiv”), and Tom Knott, former Head of Permanent Capital Strategies at The Goldman Sachs Group, Inc. (“Goldman Sachs”). Mr. Cote and Mr. Knott formed Resolute Holdings to invest in businesses that can benefit from the systematic deployment of the operating system Mr. Cote has developed over his career.

Mr. Cote completed approximately 170 M&A transactions during his tenure as CEO of Honeywell and as current Executive Chairman at Vertiv. Mr. Cote brings over 40 years of operating experience across a wide range of industrial sectors with a proven track record of delivering outsized shareholder value through disciplined portfolio management and accretive M&A.

Mr. Knott was formerly the Head of Permanent Capital Strategies in the Asset Management Division of Goldman Sachs and was also CEO of GS Acquisition Holdings Corp and GS Acquisition Holdings Corp II, respectively bringing public both Vertiv and Mirion Technologies, Inc. Mr. Knott brings over 14 years of investing experience across a wide range of sectors.

About CompoSecure

Founded in 2000, CompoSecure is a technology partner to market leaders, fintech’s and consumers enabling trust for millions of people around the globe. The company combines elegance, simplicity and security to deliver exceptional experiences and peace of mind in the physical and digital world. CompoSecure’s innovative payment card technology and metal cards with Arculus security and authentication capabilities deliver unique, premium branded experiences, enable people to access and use their financial and digital assets, and ensure trust at the point of a transaction. For more information, please visit www.CompoSecure.com and www.GetArculus.com.

Contacts

For Resolute Holdings

Tom Knott

info@resoluteholdings.com

For CompoSecure

Anthony Piniella
Head of Communications
(917) 208-7724

apiniella@composecure.com

Sean Mansouri, CFA
Elevate IR
(720) 330-2829

CMPO@elevate-ir.com

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management or Resolute Holdings, as appliable. Although CompoSecure and Resolute Holdings, as applicable, believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, CompoSecure, Resolute Holdings and their affiliates cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning CompoSecure’s or Resolute Holdings’ possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect CompoSecure’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in these forward-looking statements: the ability to consummate the transactions contemplated by the SPA; the ability of CompoSecure to diversify its business and customer base; the ability of CompoSecure to create value for its shareholders and generate robust free cash flow; the ability of CompoSecure to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that CompoSecure may be adversely impacted by other global economic, business, competitive and/or other factors; the outcome of any legal proceedings that may be instituted against CompoSecure, Resolute Holdings or others; future exchange and interest rates; and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. CompoSecure and Resolute Holdings undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.